UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report: September 20, 2007
(Date of earliest event reported)
LECTEC CORPORATION
(Exact name of registrant as specified in its charter)
Commission File Number: 0-16159

Minnesota (State or other jurisdiction of incorporation)	41-1301878 (IRS Employer Identification No.)
5610 Lincoln Drive, Edina, Minnesota 55436
(Address of principal executive offices, including zip code)
(952) 933-2291
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 8.01 Other Events.
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
Form of Director Non-Qualified Stock Option Agreement
Form of Employee Incentive Stock Option Agreement

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
The information under item 8.01 regarding the grant of a stock option to Mr. Judd Berlin, the Chief Executive Officer and Chief Financial Officer of LecTec Corporation (“LecTec”), is incorporated herein by reference.
Item 8.01 Other Events.
(a) On September 20, 2007, the Compensation Committee of the Board of Directors of LecTec granted stock options to each of the three members of the Board of Directors of LecTec, as well as to its sole employee. The terms of the options granted to the four optionees were identical except that the options granted to Mr. William Johnson, LecTec’s only employee, qualified as incentive stock options under the Internal Revenue Code of 1986, as amended, while each of the Directors was granted non-qualified stock options.
Each of the four optionees was granted two options. Each optionee received an option to purchase 25,000 shares of LecTec common stock at the closing price for the stock on September 20, 2007 as reported on the OTC Bulletin Board (i.e., $2.60 per share). In addition, each optionee received a second option to purchase 25,000 shares of LecTec common stock at $5.20 per share. All of the options are fully vested and exercisable as of the date of grant and will expire on September 20, 2017. All of the options provide that termination of service as a Director or employee of LecTec for any reason other than for cause will not affect the terms of the option or cause the option to terminate.
Subsequent to the grant of these options, Mr. Berlin informed the other members of the Board that, given his existing significant equity holdings in the company, he would surrender to the company for cancellation the two options granted to him on September 20, 2007 by the Compensation Committee.
(b) At a meeting held on September 20, 2007, the Board of Directors of LecTec determined that the company will hold a regular meeting of its shareholders in April 2008. The Board believes that scheduling the meeting for this time will give the company time to prepare and file its Annual Report on Form 10-KSB so that it can be mailed to the shareholders of the company along with the proxy statement for the shareholder meeting.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
99.1	Form of Director Non-Qualified Stock Option Agreement under the 1998 Directors’ Stock Option Plan.

99.2	Form of Employee Incentive Stock Option Agreement under the 1998 Stock Option Plan.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LECTEC CORPORATION
By:	/s/ Judd A. Berlin
Judd A. Berlin
Chief Executive Officer and Chief Financial Officer

Date: September 26, 2007

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Form of Director Non-Qualified Stock Option Agreement under the 1998 Directors’ Stock Option Plan.

99.2	Form of Employee Incentive Stock Option Agreement under the 1998 Stock Option Plan.